UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2013

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

Windstream Corporation	Delaware	333-186813	20-0792300

4001 Rodney Parham Road Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed for the purpose of establishing Windstream Holdings, Inc., a Delaware corporation (“Holdco”), as a “successor issuer” pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose certain other events required to be disclosed on Form 8-K with respect to Windstream Corporation, a Delaware corporation (“Windstream”), and Holdco. In connection with the succession, the common stock of Holdco is deemed to be registered under Section 12(b) of the Exchange Act by operation of law. As a result, Holdco is subject to the informational and disclosure requirements imposed by the Exchange Act and the rules and regulations promulgated thereunder and will hereafter file reports and other information with the Securities and Exchange Commission (the “Commission”). Holdco has assumed Windstream’s Exchange Act file number (001-32422) and will file reports with the Commission under such number.

Notwithstanding this transaction, Holdco is not the “successor issuer” to Windstream’s senior secured credit facilities, senior unsecured notes, or other outstanding debt obligations. Additionally, Holdco has not guaranteed or become subject to the restrictive covenants under Windstream’s outstanding debt obligations. As a result, Windstream remains the primary obligor under its outstanding debt obligations and will continue to file periodic reports with the Commission in order to discharge its ongoing disclosure obligations under those debt instruments. Because Holdco has assumed Windstream’s Exchange Act file number, Windstream will hereafter file reports and other information with the Commission under the file number: 333-186813.

Item 8.01	Other Events.

Effective on August 30, 2013, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated August 29, 2013, by and among Windstream, Holdco and WIN Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Windstream created a new holding company organizational structure (the “Holding Company Formation”) whereby Windstream is now a wholly-owned subsidiary of Holdco.

The Holding Company Formation was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the constituent corporations. Windstream formed Holdco as a wholly-owned subsidiary solely for the purpose of completing the Holding Company Formation, which in turn formed Merger Sub as its wholly-owned subsidiary. Immediately prior to the Holding Company Formation, Holdco had no assets, liabilities or operations other than its rights and obligations under the Merger Agreement. Under the terms of the Merger Agreement, Windstream merged with and into Merger Sub, with Windstream surviving the merger and becoming a direct, wholly-owned subsidiary of Holdco. Because the Holding Company Formation has occurred at the parent company level, the remainder of Windstream’s subsidiaries, operations and customers will not be affected by this transaction.

Under the Merger Agreement, each share of common stock, par value $.0001 per share (“Windstream Common Stock”), of Windstream issued and outstanding immediately prior to the Holding Company Formation converted into and was deemed exchanged for one share of common stock, par value $.0001 per share (“Holdco Common Stock”), of Holdco having the same rights, powers, preferences, qualifications, limitations and restrictions as the Windstream Common Stock being converted and exchanged. The conversion and exchange of Windstream Common Stock for Holdco Common Stock occurs automatically, by operation of law, and does not require any action by the stockholders of Windstream. As a result, Windstream’s existing stockholders on the date of the Holding Company Formation became stockholders of Holdco in the same share amounts and percentages as they were in Windstream immediately prior to the Holding Company Formation.

As a result of the Holding Company Formation, Holdco Common Stock will replace the Windstream Common Stock on the Nasdaq Global Select Market and, beginning on September 3, 2013, will trade under the ticker symbol “WIN,” and under the new CUSIP 97382A 101. The Windstream Common Stock will no longer trade on any tier of the Nasdaq Stock Market.

At the effective time of the Holding Company Formation, all unvested time-based and performance-based restricted stock and restricted stock units and all unexercised and unexpired options and warrants to purchase Windstream Common Stock then outstanding under Windstream’s equity compensation plans and any other equity incentive plans of Windstream then in existence, that allows for the purchase, grant or issuance of Windstream Common Stock (the “Equity Plans”), whether or not then exercisable, were assumed by Holdco. Each restricted share, restricted stock unit, option or warrant assumed by Holdco under the Merger Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Equity Plan and any related agreements, immediately prior to the effective time of the Holding Company Formation.

Under the Merger Agreement, Windstream assigned to Holdco, and Holdco assumed and agreed to perform, all obligations of Windstream pursuant to: (i) the Equity Plans, (ii) certain other director, executive and/or compensation plans and policies of the Company (the “Other Plans”), (iii) each agreement, award or other grant document entered into pursuant to the Equity Plans or the Other Plans (the “Equity Award Agreements”), and (iv) certain other agreements identified in the Merger Agreement (the “Other Agreements”). At the effective time of the Holding Company Formation, the Equity Plans, the Other Plans, the Equity Award Agreements and the Other Agreements were automatically amended as necessary to provide that references to Windstream in such agreements shall be read to refer to Holdco. To memorialize the foregoing, Holdco and Windstream will enter into one or more assignment and assumption agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”), Holdco adopted certain of Windstream’s registration statements on Form S-8 and Form S-3 under the Securities Act.

In accordance with Section 251(g) of the DGCL, the certificate of incorporation and bylaws of Holdco are identical to those of Windstream immediately prior to the effective time of the Holding Company Formation, and the directors and officers of Holdco are identical to the directors and officers of Windstream immediately prior to the effective time of the Holding Company Formation. As required by Section 251(g) of the DGCL, the certificate of incorporation of Windstream has been amended to provide that any act or transaction involving Windstream, other than the election or removal of directors of Windstream, that requires for adoption under the DGCL or under Windstream’s certificate of incorporation the approval of the stockholders of Windstream, shall also require the approval of the stockholders of Holdco by the same vote. The directors and officers of Windstream immediately prior to the effective time of the Holding Company Formation will remain the same following the Holding Company Formation.

Consummation of the Holding Company Formation constitutes a “Change of Control” under certain of Windstream’s existing debt instruments. Thus, prior to completion of the Holding Company Formation, Windstream and the lenders under Windstream’s senior credit facilities agreed to amend Windstream’s senior credit facilities to permit the Holding Company Formation. In addition, if following the Holding Company Formation there are certain ratings downgrades on or before October 29, 2013 (or, if a ratings downgrade is under consideration on such date, such later date the downgrade is issued) it will cause a “Change of Control Triggering Event” under certain of Windstream’s note indentures. Such event would permit holders of approximately $4.45 billion of Windstream’s existing notes to require

Windstream to repurchase the notes at 101% of their principal amount plus accrued interest (the “COC Offer”). We believe that the Holding Company Formation is a ratings neutral event and that the risk of the COC Offer is remote. Windstream, however, has obtained bridge loan financing on terms reflecting prevailing market conditions to provide adequate financing, if necessary, to permit Windstream to complete the COC Offer and mitigate any repayment risks associated with the COC Offer.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute forward-looking statements. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements, including management’s belief that the Holding Company Formation is a ratings neutral event and that the risk of the COC Offer is remote, are based on estimates, projections, beliefs and assumptions that we believe are reasonable but are not guarantees of future events and results. Actual future events and results of Holdco and Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors, including those described in filings by Holdco and Windstream with the Securities and Exchange Commission, which can be found at www.sec.gov.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 29, 2013, by and among Windstream Corporation, Windstream Holdings, Inc., and WIN Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Windstream Holdings, Inc.

3.2	Amended and Restated Bylaws of Windstream Holdings, Inc.

3.3	Amended and Restated Certificate of Incorporation of Windstream Corporation

10.1	Form of Assignment and Assumption Agreement between Windstream Corporation and Windstream Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher	By:	/s/ John P. Fletcher
Name:	John P. Fletcher	Name:	John P. Fletcher
Title:	Executive Vice President, Secretary and General Counsel	Title:	Executive Vice President, Secretary and General Counsel

August 30, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 29, 2013, by and among Windstream Corporation, Windstream Holdings, Inc., and WIN Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Windstream Holdings, Inc.

3.2	Amended and Restated Bylaws of Windstream Holdings, Inc.

3.3	Amended and Restated Certificate of Incorporation of Windstream Corporation

10.1	Form of Assignment and Assumption Agreement between Windstream Corporation and Windstream Holdings, Inc.